UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2013
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Tesoro Corporation Amended and Restated 2011 Long-Term Incentive Plan

The Tesoro Corporation Amended and Restated 2011 Long-Term Incentive Plan (the “Amended Plan”) became effective May 1, 2013 upon approval by the stockholders of Tesoro Corporation (the “Company”) at the Company's 2013 Annual Meeting of Stockholders.  The Board of Directors of the Company had unanimously adopted and approved the Amended and Restated Plan on March 10, 2013. The Amended Plan amends and restates the Tesoro Corporation 2011 Long-Term Incentive Plan (the “Original Plan”), which was originally approved by stockholders at the 2011 Annual Meeting.

Any current or prospective officer or employee or other service provider of the Company or any of its subsidiaries as well as any nonemployee director is eligible to participate in the Amended Plan.  The Amended Plan provides the Compensation Committee of the Board of Directors with the authority to award incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units and incentive bonuses (which may be paid in cash or stock, or a combination thereof), some of which may be performance-based.  The maximum number of shares of common stock of the Company, par value $0.16 2/3 (“Common Stock”) that may be issued under the Amended Plan, subject to certain adjustments in the event of a change in the Company's capitalization, was increased from 6,700,000 shares under the Original Plan to 8,200,000 shares under the Amended Plan, plus any shares subject to outstanding awards under the Company's 2006 Long-Term Incentive Plan that cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares).
The provisions of the Original Plan relating to recycling of shares subject to awards were also amended to allow more efficient use of authorized shares. The aggregate number of shares available for awards under the Amended Plan will not be reduced by (1) shares subject to awards that have been terminated, expired unexercised, forfeited or settled in cash, (2) shares subject to awards that have been retained or withheld in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an award, or (3) shares subject to awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares that are delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of an award will be available for awards under the Amended Plan.

Under the Amended Plan, a participant's annual share limit is equal to 750,000 shares of Common Stock.  Subject to certain exceptions, the aggregate number of shares of Common Stock subject to awards granted under the Amended Plan during any calendar year to any one nonemployee director will not exceed 25,000.  The aggregate number of shares that may be issued pursuant to the exercise of incentive stock options granted under the Amended Plan may not exceed 8,200,000, subject to possible adjustment upon a change in the Company's capitalization.  The maximum cash amount payable pursuant to that portion of an incentive bonus earned under the Amended Plan for any 12-month period to any participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, will not exceed $10,000,000.

The Amended Plan prohibits granting stock options or stock appreciation rights (other than in the context of a merger or other acquisition) with exercise prices lower than the closing price of the underlying shares of Common Stock on the grant date.  No award outstanding under the Amended Plan may be repriced, regranted through cancellation, including cancellation in exchange for other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original award, or otherwise amended to reduce the exercise price applicable thereto (other than in connection with a transaction or other change in the Company's capitalization).  The term of stock options and stock appreciation rights granted pursuant to the Amended Plan may not exceed ten years.

The Amended Plan will terminate with respect to the grant of new awards on February 23, 2021.

The foregoing description of the terms of the Amended Plan is qualified in its entirety by reference to the actual terms of the Amended Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 1, 2013. There were 137,102,377 shares of common stock entitled to vote, and 105,918,348 (or 77.3%) shares present in person or by proxy at the Annual Meeting.

Three items of business were acted upon by stockholders at the Annual Meeting. The voting results are as follows:

1.	Election of Directors.

Stockholders elected the ten nominees for Director to hold office until the 2014 Annual Meeting of Stockholders or until their successors are qualified and elected.

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Rodney F. Chase	92,040,679	765,971	311,750	12,799,948
Gregory J. Goff	92,214,911	642,742	260,748	12,799,947
Robert W. Goldman	92,526,764	312,256	279,380	12,799,948
Steven H. Grapstein	91,130,821	1,709,331	278,249	12,799,947
David Lilley	92,335,062	504,157	279,183	12,799,946
Mary Pat McCarthy	92,496,292	353,434	268,674	12,799,948
J.W. Nokes	92,410,071	427,662	280,666	12,799,948
Susan Tomasky	92,322,068	521,264	275,065	12,799,947
Michael E. Wiley	92,444,096	402,987	271,315	12,799,947
Patrick Y. Yang	92,559,253	279,818	279,329	12,799,947

2.	Advisory vote on executive compensation.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
90,963,235	1,611,280	543,654	12,800,179

3.	Approval of the Tesoro Corporation amended and restated 2011 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
80,902,939	11,738,558	476,679	12,800,172

4.	Ratification of the Appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2013.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
105,170,173	389,350	358,825	—

Item 9.01	Financial Statements and Exhibits.
     (d)   Exhibits.

10.1	Tesoro Corporation Amended and Restated 2011 Long-Term Incentive Plan (incorporated by reference herein to Appendix A to the Company's Definitive Proxy Statement, filed on March 21, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2013

TESORO CORPORATION
By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description
10.1	Tesoro Corporation Amended and Restated 2011 Long-Term Incentive Plan (incorporated by reference herein to Appendix A to the Company's Definitive Proxy Statement, filed on March 21, 2013).

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